Exhibit 99.1

Media Release

OTTAWA, June 8, 2018

Mitel Announces End of “Go-Shop” Period and

Filing of Definitive Proxy Statement For Special Meeting of

Shareholders

Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in business communications, today announced the expiration of the “go-shop” period provided in the arrangement agreement between Mitel and an investor group led by affiliates of Searchlight Capital Partners, L.P (“Searchlight”). During the go-shop period, representatives of Mitel contacted 86 potential buyers. Seven of the potential buyers entered into confidentiality agreements with Mitel and were granted access to non-public information about Mitel, but no potential buyer submitted an acquisition proposal.

Mitel also announced that it has filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities its definitive proxy statement and related materials related to the special meeting of Mitel shareholders to be held on July 10, 2018, at 10:00 a.m., Ottawa time, to vote on a resolution in favor of the arrangement pursuant to which an affiliate of Searchlight will acquire 100% of the common shares of Mitel. Copies of the definitive proxy statement and related materials will be mailed to shareholders of record as of June 7, 2018. The special meeting will be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2.

Additionally, Mitel disclosed that an advance ruling certificate has been issued by the Commissioner of Competition pursuant to the Competition Act (Canada) and that the U.S. Federal Trade Commission has granted early termination of the waiting period under the HSR Act. Accordingly, the conditions to the transaction relating to the expiration or termination of the applicable waiting periods under the Competition Act and the HSR Act have been satisfied. The transaction is expected to close during the second half of 2018, subject to customary closing conditions, including the receipt of other regulatory approvals, shareholder approval and court approval.

If you have additional questions about the arrangement, please call our proxy solicitor, Alliance Advisors, LLC, toll-free at (833) 501-4817, or contact Mitel in writing at our principal executive offices at 350 Legget Drive, Ottawa, Ontario, Canada K2K 2W7, Attention: Investor Relations or by telephone at (469) 574-8134.

Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel has filed relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s definitive proxy statement on Schedule 14A and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S DEFINITIVE PROXY STATEMENT AND PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT. Investors and security holders may obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at

Media Release

www.sedar.com, and Mitel shareholders may obtain such documents free of charge from Mitel on Mitel’s website at www.mitel.com or by calling (613) 592-2122.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement and proxy circular regarding the arrangement.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018 and May 3, 2018, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Media Release

About Mitel

A global market leader in business communications powering more than two billion business connections, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and service providers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 70 million business users in more than 100 countries. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Contact Information

Media and Industry Analysts

Amy MacLeod

613-691-3317

amy.macleod@mitel.com

Investors

Michael McCarthy

469-574-8134

michael.mccarthy@mitel.com